SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): June 11, 2004


                              99(CENT) ONLY STORES
               (Exact Name of Registrant as Specified in Charter)



           California                  1-11735                 95-2411605
  (State or Other Jurisdiction       (Commission             (IRS Employer
       of Incorporation)             File Number)         Identification No.)


  4000  East  Union  Pacific  Avenue
  City  of  Commerce,  California                                90023
  (Address  of  Principal  Executive  Offices)                (Zip  Code)


  Registrant's telephone number, including area code:  (323) 980-8145


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ITEM 9.  Regulation FD Disclosure.

     At its annual shareholder meeting on June 11, 2004, the Registrant explained in response to a shareholder's question that there had been a jury verdict in the Gillette Company's lawsuit described in the Registrant's most recent Annual Report on Form 10-K. The jury awarded approximately $515,000 to Gillette on its complaint, and approximately $200,000 to the Registrant on its cross-complaint. Post-trial motions and appeals are anticipated.


ITEM 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

     The Registrant has adopted a single Code of Business Conduct and Ethics for all of its directors, officers and employees to replace the previously adopted Code of Ethics for Senior Financial Officers and Code of Business Conduct and Ethics for Directors, Officers and Employees. The new Code of Business Conduct and Ethics is posted on the Registrant's website at www.99only.com.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          99(CENT)ONLY STORES


Date:  June 11, 2004                      By:  /S/ ANDREW FARINA

                                          ---------------------------------
                                            Andrew Farina
                                            Chief Financial Officer


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